Sucampo Pharmaceuticals, Inc. 2015 UBS Global Healthcare Conference

May 20, 2015

Stan Miele

President, Sucampo Pharma Americas, LLC; SVP, Sales and Marketing

SUCAMPO
The Science of Innovation

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Sucampo Overview

- **Sucampo is a global biopharmaceutical company built on the ongoing pursuit of scientific innovation and an unwavering passion for improving the lives of patients**
- **Proven track record of successful pharmaceutical product development and approvals**
  - Deep management bench with proven experience in new product development
- **AMITIZA® is flagship product: differentiated profile in an attractive market with a large unmet need**
  - Blue chip partnerships provide global reach and drive outsized revenue growth
- **Robust product pipeline that will build on a strong foundation**
- **Strong financial performance: $115M revenue for FY 2014 and $29.5M for Q1 2015, robust balance sheet and cash position**

Clear Strategy to Methodically Build a Leading Bio/Pharma Company

Revenue & Market Value

Secure (2014)

- **Focus efforts and strengthen overall capabilities**
  - Team
  - Development capability
- **Secure and grow AMITIZA revenues**
  - Efforts to ensure consistent and sustainable growth
  - Global partnerships
  - Ongoing resolution of patent litigation
- **Optimize investment in current pipeline**
  - Life cycle management (LCM)
  - Prioritize or exit programs to maximize return on investment (ongoing)

Advance (2015–2017)

- **Address capital structure**
  - Diversify investor base
- **Continue to strengthen capability in development**
- **Execute on pipeline opportunities**
  - File LCM programs for regulatory approvals
  - Progress prostones in clinical development to Phase 3
- **Acquire new development programs to strengthen and accelerate the pipeline**

Transform (2018–2021)

- **Launch AMITIZA LCM programs**
- **Launch new pipeline products**
- **Sustainable pipeline of drug candidates with near term launch opportunities**
- **BD – Move to more transformative deals**
- **Execute value creation strategy**

amitiza
lubiprostone

AMITIZA is a Unique and Highly-Differentiated Product

- **Most expansive label in constipation market: 3 indications, 3 patient types**
  - **CIC:** Chronic Idiopathic Constipation
  - **IBS-C:** Irritable Bowel Syndrome with Constipation
  - **OIC:** Opioid Induced Constipation in Adults (non-cancer)
- **Most experienced product: over 9M prescriptions since 2006**
- **Only product with a dual mechanism of action**
  1. Increases intestinal fluid secretion
  2. Stimulates recovery of mucosal barrier function
- **Key product characteristics**
  - Locally-acting
  - Rapid and predictable onset of action
- **Well-tolerated product with established safety profile**
  - No black box warning



SUCAMPO
The Science of Innovation

Addressing Large Market with Significant Unmet Need

Market MATTY TRx by Category thru Mar 2015



Annual:
50M TRx &
$4.4B
Bulk Fiber
(Citrucel,
Benefiber)
Saline lax & mineral oil,
(Sorbitol & Milk of Mag)
Fleet Enemas (1%)
Movantik (0%)
Linaclotide
AMITIZA
3%
3%
2%
2%
Stool softener
with stim
(Docusate/
Senna S)
4%
Irritant-
stimulant lax
(Ex-Lax,
Dulcolax)
9%
Bentyl
(other IBS)
11%
15%
Osmi Prep,
PEG preps
22%
Stool softener
without stimulant
laxatives (Colace)
28%
Miralax, PEGs

Brand/Generic MATTY TRx thru Mar 2015



Generic
34%
42%
Other
Branded
Generic
16%
8%
Brand

Brand TRx by Category thru Mar 2015



Bentyl (other
symptoms of IBS)
26%
Annual:
4M TRx &
$2B
40%
Linaclotide
AMITIZA
34%

OTC Market: additional ~$800M annually

SUCAMPO
The Science of Innovation

Accelerating Growth is Evidence of Compelling Value Proposition

U.S. (Takeda)


2014 total prescriptions were 1.3M; all-time yearly high
1,350,000
1,300,000
1,250,000
1,200,000
1,150,000
1,100,000
1,050,000
1,000,000
TRx Scripts
2010
2011
2012
2013
2014
Units

TRx Scripts
Q1 grew 9% YoY
YTD growth 6%

Japan (Abbott)


1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
TRx Scripts*
7,652
489,543
1,241,304
2012
2013
2014

*Based on Management assumption of 46 capsules per TRx

SUCAMPO
The Science of Innovation

Multiple Levers Will Drive AMITIZA Outsized Growth

BRAND

- ✓ Underpenetrated markets with unsatisfied patients
- ✓ Expanded Takeda agreement
- ✓ Physician Targeting
- ✓ DTC
- ✓ OIC driving ≈ 30% of brand sales

EXPANDED PARTNERSHIPS/ SECURING FUTURE REVENUE

- ✓ Takeda
  - Net sales revenue split on brand lubiprostone, incl. LCM
- ✓ Agreement with Par
  - Gross profit split on generic lubiprostone

PRICE

- ✓ Yearly Increases
- ✓ Gross-to-net cap for Sucampo

GEOGRAPHY

- ✓ Takeda – global partnership
  - U.S.
  - Canada
  - E.U (new reco's for approval)
  - ROW
- ✓ Mylan
  - Japan
- ✓ Harbin Gloria
  - China

LABEL EXPANSION

- ✓ New Formulation (2017)
  - Expands market access
- ✓ Broad pediatric population spanning infants to teens (2017/18)
- ✓ Extends runway

New Market Opportunities

Global prevalence of constipation disorders ranges from 5-18%


Canada
NDA decision
2H:15
U.K.
CIC;
OIC under
review
E.U.*
CIC
China
TBD
Switzerland
CIC and OIC
U.S.
CIC, IBS-C and
OIC
Japan
CC
Latin America
TBD
ROW Territories
TBD

Takeda is #1 GI company world wide
Takeda has rights to all markets except Japan (Mylan) and China

*Successful completion of MRP in Austria, Belgium, Germany, Italy, Ireland, Luxembourg, Netherlands, and Spain; Ireland, Belgium, Luxembourg and Netherlands have issued National Marketing Authorization

SUCAMPO
The Science of Innovation

AMITIZA Life Cycle Management

Expand AMITIZA franchise through new formulation and new indication

1. **New Formulation**
   - Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
   - Incremental opportunity to address the roughly 40% of adults who have difficulty swallowing pills
   - Next step: Phase 3 commence 2H 2015

2. **New Pediatric Functional Constipation Indication**
   - Constipation is one of the most common gastrointestinal complaints in children
   - US Prevalence: 18% of pediatric population (13.5M)
   - Unmet need: No FDA-approved competition for AMITIZA in pediatric population (black box warning for linaclotide; prucalopride failed in Phase 4)
   - Current formulation: older children (6-17 years) who are able to take the current capsule formulation
   - Alternate formulation: younger children (6 months and above)

Pipeline

At-A-Glance: Sucampo Pipeline

	CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT					TIMELINE TARGETS	
	LEAD COMPOUNDS	PHASE1	PHASE 2		PHASE 3		NDA/MAA FILING	APPROVAL
Lifecycle Management	Lubiprostone – Pediatric Functional Constipation (6 years-17 years)				Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015	2016*	2017*
Lifecycle Management	Lubiprostone – Alternate Formulation (Adults)				FPI – 2H 2015 LPI – 1H 2016		2H 2016*	2017*
Lifecycle Management	Lubiprostone – Alternate Formulation – Pediatric Functional Constipation (6 months- 6 years)				Pivotal: FPI – 1H 2016 LPI – 1H 2017	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2017*	2018*
Clinical Development	Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 2H 2016		FPI – 2017 LPI – 2018		2018	2019
Clinical Development	Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015		FPI – 2018 LPI – 2018		2020	2021

Received Fast Track Designation for cobiprostone in oral mucositis

COMPLETED

IN PROGRESS / PROJECTED START

*Pending partner/FDA discussions

SUCAMPO
The Science of Innovation

Supplementing Existing Pipeline

- Commenced assessment of external programs
- Complement existing product pipeline
- Leverage current skills and experience of Sucampo
- Therapeutic areas
- Platform- and technology- agnostic
- Orphan and specialist products

Financials

Key Facts and Financial Summary

Financial Highlights for Q1 2015	
Total Revenue	$29.5M
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$87.5M
Net Income	$6.4M
EPS	$0.14
Cash & Equivalents	$118.8M
Notes Payable	$25.8M

Financial Highlights for FY 2014	
Total Revenue	$115.5M
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$331.6M
Net Income, excluding special items	$17.9M
EPS, excluding special items	$0.40

2015 Financial Guidance	
Net Income	$25M - $30M
EPS	$0.55 - $0.65

Upcoming Milestones

Event	Expected Timing
Global partnership agreement for AMITIZA	√
Updated on AMITIZA alternate formulation and PFC development	√
Filed AMITIZA for approval in Canada	√
Initiated MRP to secure approval for AMITIZA (CIC) in additional European markets	√
Decision made on ion channel activator program for LSS	√
Cobiprostone NERD Ph. 2 FPI	√
Cobiprostone oral mucositis Ph. 2 FPI	1H 2015
Approvals for AMITIZA in additional European markets	
Lubiprostone alternate formulation Ph. 3 FPI	2H 2015
Lubiprostone PFC (6 years – 17 years) Ph. 3 LPI (pivotal)	
Lubiprostone PFC (6 years – 17 years) Ph. 3 LPI (open-label)	
Approval of AMITIZA in Canada	
Cobiprostone NERD Ph. 2 LPI	
AMITIZA IND application approval in China	
Lubiprostone alternate formulation Ph. 3 LPI	1H 2016
Lubiprostone PFC (6 months – 6 years) Ph. 3 FPI (pivotal)	
Lubiprostone PFC (6 months – 6 years) Ph. 3 FPI (open-label)	
File lubiprostone alternate formulation for approval in U.S.	2H 2016
Cobiprostone oral mucositis Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) LPI (open-label)	

Investment Highlights

- Lead product with differentiated profile in an attractive market with a large unmet need
- Blue chip partnerships provide global reach and drive outsized revenue growth
- Multiple levers available to drive sustainable long term growth
- Robust product pipeline that will build on a strong foundation
- Well-defined lifecycle management strategy maximizes franchise value
- Strong financial performance with robust balance sheet and cash position
- Deep management bench with proven experience in new product development

Q&A